UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                          --------------------------

          Date of Report (Date of earliest event reported): 02/10/2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)
                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 02 October 2003 - Nasdaq Listing

                                                                Press enquiries:
                   Joe Kelly tel: +44 207 306 1771; email: joe.kelly@marconi.com
                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
           Heather Green tel: + 44 207 306 1735; email:heather.green@marconi.com



                   MARCONI CORPORATION PLC TO LIST ON NASDAQ

LONDON - October 2, 2003 - Marconi Corporation plc (London: MONI) announces that its equity will begin trading on the NASDAQ National Market, in the form of American Depository Receipts (ADRs) under the ticker symbol MRCIY, when trading opens at 09:30 hours (New York time) today. The new listing fulfils a commitment the company made to its new shareholders as part of its financial restructuring. Each Marconi Corporation ADR will represent two Marconi Corporation plc ordinary shares.

Marconi Corporation ADRs have traded on the over-the-counter market under the ticker symbol MRCIY since May 2003.

ENDS/...



Marconi plc ADRs

As previously announced Marconi plc underwent a financial restructuring in May 2003 as a result of which all of Marconi plc's assets will be distributed to its creditors over time. As this is the case Marconi plc's shares and ADRs, which remain outstanding notwithstanding the financial restructuring, are effectively worthless. The Marconi plc ADR ticker symbol is MONI and should not be confused with the Nasdaq ticker symbol of Marconi Corporation plc which is MRCIY".

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI.

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2003 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.


This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary

Date: 02 October 2003